united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 10/31

Date of reporting period: 10/31/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Standpoint Multi-Asset Fund

Annual Report

October 31, 2022

Fund Adviser:

Standpoint Asset Management, LLC
4250 N. Drinkwater Blvd. Suite 300
Scottsdale, AZ 85251

Toll Free (866) 738-1128

Management’s Discussion of Fund Performance (Unaudited)

Dear Shareholders,

We are pleased to present our annual shareholder letter as of October 31, 2022. The Standpoint Multi-Asset Fund (the “Fund”) utilizes a global all-weather strategy to invest in commodities, currencies, equities, and bonds. Our rules-based strategy was designed to balance risk/reward across different economic environments including inflation, deflation, stagflation, and growth. The Fund is a potential risk-mitigation and return-enhancement solution for investors seeking to reduce reliance on traditional equity and fixed income investments.

PERFORMANCE

From its inception of December 30th, 2019 to October 31st, 2022, the Fund (Institutional Class) returned +14.85%. Over this same period the Fund’s primary benchmark, 50% MSCI World Index / 50% BofA 3-Month T-Bill, returned +3.14% and the secondary benchmark, 50% MSCI World Index / 50% SG Trend, returned +12.11%.

For the one year ended October 31, 2022, the Fund (Institutional Class) returned +3.64%. Short holdings in bonds, foreign currencies, and precious/industrial metals generated the majority of this return. The Fund’s primary benchmark returned -8.65% and the secondary benchmark returned +5.98% over the same period.

CURRENT MARKET ENVIRONMENT

The first three quarters of 2022 have been very challenging for investors as virtually all mainstream asset classes have struggled. Negative returns from stocks and bonds, at the same time, is very consequential and therefore something we sought to be prepared for. We have long believed that stagflationary environments are a significant blind-spot for traditional equity/bond portfolios. The Fund’s strategy can take long or short positions in global commodities, currencies, equities, and bonds. During the first three quarters of 2022, we have been profitably short bonds, foreign currencies, and precious/industrial metals.

INVESTMENT PHILOSOPHY

Traditional equity/bond portfolios seek balance by relying on a lack of correlation between equities (growth) and bonds (defense). However, stagflation and serious bear markets can overwhelm the diversification benefit, either through increased correlation or simply too much downside volatility from equities.

In some economic environments the most productive investment opportunities are found outside the traditional portfolio mix of equities and bonds. Our investment universe was designed to include global commodities such as precious metals, industrial metals, soft commodities, grains, energy markets, carbon credit markets, as well as foreign currencies. Also having the flexibility to short declining assets is essential to preserving capital in some rare, but consequential, market environments.

We are committed to an all-weather approach that combines low/negative beta opportunities with traditional long-only investments. The Fund’s goal is to avoid much, of what we believe is, uncompensated concentration-risk in traditional portfolios, to produce results that are less cyclical.

Management’s Discussion of Fund Performance (Unaudited) (continued)

LOOKING FORWARD

None of us get to invest in the past. Going forward, the best we can do is to have a plan born of wisdom, execute it with discipline, and have realistic expectations. We avoid limiting ourselves to assets/strategies that depend on low inflation and high GDP growth. There are many opportunities beyond the traditional equity/bond portfolio. For us this means owning a moderate amount of global equities, participating (long/short) in trends across global commodities, currencies, and bonds, and honoring a reasonable risk budget.

Standpoint Asset Management, LLC

Investments Results (Unaudited)

Average Annual Total Returns(a) (for the periods ended October 31, 2022)

		Since Inception
	One Year	(12/30/19)
Standpoint Multi-Asset Fund
Institutional Class	3.64%	14.85%
Investor Class	3.34%	14.57%
50% MSCI World Index(b) / 50% ICE BofA 3-month T-Bill(c)	(8.65)%	3.14%
50% MSCI World Index(b) / 50% SG Trend Index(d)	5.98%	12.11%

	Expense Ratios(e)
	Institutional Class	Investor Class
Gross	1.94%	2.19%
With Applicable Waivers	1.27%	1.52%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Standpoint Multi-Asset Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (866) 738-1128.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)	The MSCI World Index (the “MSCI Index”) is a widely followed, unmanaged group of stocks from 23 developed markets and is not available for purchase. The MSCI Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The MSCI Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the MSCI Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The ICE BofA 3-Month U.S. Treasury Bill Index (“ICE BofA Index”) is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The ICE BofA Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The ICE BofA Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the ICE BofA Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The SG Trend Index is designed to track the 10 largest (by assets under management) trend following commodity trading advisers and to be representative of the trend followers in the managed futures space. The SG Trend Index is equally weighted and rebalanced and reconstituted annually.

(e)	The expense ratios, which include acquired fund fees and expenses of 0.03%, are from the Fund’s prospectus dated February 28, 2022. Standpoint Asset Management, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transactions and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.24% for each class of shares through February 28, 2023. Each waiver/ expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of October 31, 2022 can be found in the financial highlights, which do not include acquired fund fees and expenses.

Investments Results (Unaudited) (continued)

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (866) 738-1128.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investments Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Standpoint Multi-Asset Fund,

Investor Class and the 50% MSCI World / 50% ICE BofA 3-month T-Bill

This graph shows the value of a hypothetical initial investment of $10,000 made on December 30, 2019 (commencement of operations) for the Investor Class and held through October 31, 2022. The MSCI World Index (the “MSCI Index”) is a widely followed, unmanaged group of stocks from 23 developed markets and is not available for purchase. The MSCI Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The MSCI Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the MSCI Index. However, an individual may be able to invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The ICE BofA 3-Month U.S. Treasury Bill Index (“ICE BofA Index”) is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The ICE BofA Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The ICE BofA Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the ICE BofA Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Investments Results (Unaudited)(continued)

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (866) 738-1128. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

(a)	As a percentage of net assets.

Percentages shown exclude derivative investments, such as future contracts.

The investment objective of the Fund is to seek positive absolute returns.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at https://www.standpointfunds.com.

Standpoint Multi-Asset Fund
Consolidated Schedule of Investments
October 31, 2022

	Shares	Fair Value
Exchange-Traded Funds — 39.41%
iShares Core MSCI International Developed Markets ETF	373,100	$19,091,527
iShares Core MSCI Total International Stock ETF	353,000	18,656,050
iShares Core S&P 500 ETF	90,000	34,901,100
Schwab US Large-Cap ETF	757,600	34,599,592
SPDR Portfolio S&P 500 ETF	769,900	34,968,858
Vanguard FTSE All-World ex-US ETF	405,500	18,600,285
Vanguard S&P 500 ETF	98,300	34,891,585
Vanguard Total International Stock ETF	392,900	18,595,957
Total Exchange-Traded Funds
(Cost $214,231,466)		214,304,954

	Principal
	Amount
U.S. Government & Agencies — 27.65%(a)(b)
United States Treasury Bill 2.84%, 11/22/2022	$40,167,000	40,090,062
United States Treasury Bill 2.88%, 12/08/2022	50,291,000	50,113,775
United States Treasury Bill 3.14%, 12/22/2022	10,080,000	10,028,378
United States Treasury Bill 3.22%, 01/05/2023	50,474,000	50,130,275
Total U.S. Government & Agencies
(Cost $150,462,737)		150,362,490
Total Investments — 67.06%
(Cost $364,694,203)		364,667,444
Other Assets in Excess of Liabilities — 32.94%(c)		179,155,054
Net Assets — 100.00%		$543,822,498

(a)	Non-income producing security.

(b)	The rate shown represents effective yield at time of purchase.

(c)	Includes cash held as margin for futures contracts.

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund
Consolidated Schedule of Futures Contracts
October 31, 2022

				Value and
				Unrealized
		Expiration	Notional	Appreciation
	Contracts	Date	Value	(Depreciation)
LONG CONTRACTS
Live Cattle Future(a)	17	January 2023	$1,036,830	$(8,290)
London Cocoa Future(a)	40	March 2023	864,639	(9,155)
Low Sulphur Gas Oil Future(a)	52	December 2022	5,302,700	(46,000)
Mexican Peso Future	112	December 2022	2,802,240	50,995
White Sugar (ICE) Future(a)	13	November 2022	342,680	(3,760)
				$(16,210)

SHORT CONTRACTS
10 Year US Treasury Note Future	(709)	December 2022	(78,411,147)	2,063,276
5 Year US Treasury Note Future	(663)	January 2023	(70,671,822)	1,854,929
Australian Dollar Future	(91)	December 2022	(5,824,910)	299,591
British Pound Future	(140)	December 2022	(10,050,250)	24,197
Canada Canola Future(a)	(26)	January 2023	(335,528)	(3,694)
Canadian Dollar Future	(80)	December 2022	(5,872,400)	136,550
Chicago SRW Wheat Future(a)	(30)	December 2022	(1,323,375)	(123,112)
CME Ultra Long Term US Treasury Bond Future	(244)	December 2022	(31,148,064)	5,240,725
Cocoa Future(a)	(48)	December 2022	(1,120,800)	31,930
Coffee ‘C’ Future(a)	(29)	March 2023	(1,892,794)	(4,782)
Copper Future(a)	(29)	December 2022	(2,446,875)	182,525
Cotton No.2 Future(a)	(31)	December 2022	(1,116,000)	183,860
E-Mini S&P 500 Future	(186)	December 2022	(36,111,901)	(2,051,401)
Euro Bund Future	(229)	December 2022	(31,320,648)	228,313
Euro FX Future	(365)	December 2022	(45,275,968)	640,863
Euro STOXX 50 Future	(256)	December 2022	(9,150,444)	(811,119)
Euro-BOBL German Government Bond
Future	(307)	December 2022	(36,295,880)	(85,328)
Euro-BTP Italian Government Bond
Future	(69)	December 2022	(7,815,501)	(290,470)
Euro-BUXL 30 Year Bond Future	(35)	December 2022	(4,986,860)	78,989
Euro-OAT Future	(88)	December 2022	(11,552,499)	(78,298)
FTSE 100 Index Future	(49)	December 2022	(3,993,710)	(115,160)
Gold Future(a)	(89)	December 2022	(14,602,230)	1,100,300
Hang Seng Index Future	(13)	November 2022	(1,212,027)	67,155
Japanese Yen Future	(134)	December 2022	(11,333,050)	447,681
LME Copper Future(a)	(21)	December 2022	(3,936,975)	206,850
LME Primary Aluminum Future(a)	(64)	December 2022	(3,561,600)	241,773

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund
Consolidated Schedule of Futures Contracts (continued)
October 31, 2022

				Value and
				Unrealized
		Expiration	Notional	Appreciation
	Contracts	Date	Value	(Depreciation)
SHORT CONTRACTS (continued)
London Robusta Coffee Future(a)	(15)	January 2023	$(277,950)	$1,200
Long Gilt Future	(112)	December 2022	(13,117,013)	686,614
MSCI EAFE Index Future	(32)	December 2022	(2,809,440)	102,335
Natural Gas Future(a)	(45)	December 2022	(2,973,150)	(151,500)
New Zealand Dollar Future	(22)	December 2022	(1,278,970)	40,955
S&P/Toronto Stock Exchange 60 Index Future	(26)	December 2022	(4,495,085)	(205,267)
SGX MSCI Singapore Index Future	(20)	November 2022	(392,758)	(11,117)
Silver Future(a)	(23)	December 2022	(2,198,685)	69,235
Swiss Franc Future	(22)	December 2022	(2,761,138)	(5,975)
Ultra 10 Year US Treasury Note Future	(257)	December 2022	(29,807,888)	779,534
US Treasury Long Bond Future	(223)	December 2022	(26,871,500)	2,052,047
				$12,824,204

(a)	Holding of the Standpoint Multi-Asset (Cayman) Fund, Ltd.

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2022

Assets
Investments in securities, at fair value (cost $364,694,203)	$364,667,444
Foreign currencies, at value (cost $2,203,679)	2,210,455
Cash held at broker for futures contract transactions(a)	51,083,697
Cash and cash equivalents	129,186,563
Receivable for fund shares sold	1,293,228
Receivable for net variation margin on futures contracts	2,337,785
Prepaid expenses	58,156
Total Assets	550,837,328
Liabilities
Payable for fund shares redeemed	605,391
Payable for investments purchased	5,835,758
Payable to Adviser, net of waiver	410,732
Accrued 12b-1 fees - Investor Class	10,971
Payable to affiliates	41,097
Other accrued expenses	110,881
Total Liabilities	7,014,830
Net Assets	$543,822,498
Net Assets consist of:
Paid-in capital	530,188,973
Accumulated earnings	13,633,525
Net Assets	$543,822,498
Net Assets: Institutional Class	$499,727,113
Shares outstanding (unlimited number of shares authorized, no par value)	36,264,981
Net asset value, offering and redemption price per share	$13.78
Net Assets: Investor Class	$44,095,385
Shares outstanding (unlimited number of shares authorized, no par value)	3,215,520
Net asset value, offering and redemption price per share	$13.71

(a)	Cash held as collateral at broker.

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund
Consolidated Statement of Operations
For the year ended October 31, 2022

Investment Income
Dividend income	$2,689,879
Interest income	465,200
Total investment income	3,155,079
Expenses
Adviser	3,986,118
Administration	243,959
Fund accounting	95,889
Registration	76,825
12b-1 fees - Investor Class	72,139
Report printing	48,165
Custodian	39,308
Audit and tax	33,811
Transfer agent	27,000
Legal	24,951
Trustee	18,677
Compliance services	11,957
Insurance	3,674
Pricing	1,496
Miscellaneous	82,037
Total expenses	4,766,006
Fees waived by Adviser	(707,778)
Net operating expenses	4,058,228
Net investment loss	(903,149)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(23,045,026)
Foreign currency translations	(154,480)
Futures contracts	29,525,483
Change in unrealized appreciation (depreciation) on:
Investment securities	(5,809,203)
Foreign currency translations	8,208
Futures contracts	9,358,512
Net realized and unrealized gain (loss) on investment securities, foreign currency translations and futures contracts	9,883,494
Net increase in net assets resulting from operations	$8,980,345

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2022	2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(903,149)	$(272,702)
Net realized gain on investment securities, foreign currency translations and futures contracts	6,325,977	5,404,569
Change in unrealized appreciation on investment securities, foreign currency translations and futures contracts	3,557,517	9,484,584
Net increase in net assets resulting from operations	8,980,345	14,616,451
Distributions to Shareholders from Earnings:
Institutional Class	(7,999,752)	(295,677)
Investor Class	(977,311)	(18,472)
Total distributions	(8,977,063)	(314,149)
Capital Transactions - Institutional Class
Proceeds from shares sold	471,464,593	91,516,382
Reinvestment of distributions	7,912,652	295,677
Amount paid for shares redeemed	(98,791,957)	(4,562,559)
Total Institutional Class	380,585,288	87,249,500
Capital Transactions - Investor Class
Proceeds from shares sold	45,606,473	7,784,128
Reinvestment of distributions	896,303	18,472
Amount paid for shares redeemed	(11,172,832)	(825,521)
Total Investor Class	35,329,944	6,977,079
Net increase in net assets resulting from capital transactions	415,915,232	94,226,579
Total Increase in Net Assets	415,918,514	108,528,881
Net Assets
Beginning of year	$127,903,984	$19,375,103
End of year	$543,822,498	$127,903,984
Share Transactions - Institutional Class
Shares sold	34,541,020	6,966,667
Shares issued in reinvestment of distributions	617,693	26,166
Shares redeemed	(7,293,551)	(351,363)
Total Institutional Class	27,865,162	6,641,470
Share Transactions - Investor Class
Shares sold	3,313,504	589,250
Shares issued in reinvestment of distributions	70,133	1,636
Shares redeemed	(828,594)	(62,974)
Total Investor Class	2,555,043	527,912
Net increase in shares outstanding	30,420,205	7,169,382

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund - Institutional Class
Consolidated Financial Highlights
(For a share outstanding during each period)

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$14.12	$10.25	$10.00
Investment operations:
Net investment loss	(0.14)	(0.06)	(0.02)
Net realized and unrealized gain on investments	0.59	4.07	0.27
Total from investment operations	0.45	4.01	0.25
Less distributions to shareholders from:
Net investment income	(0.61)	(0.14)	—
Net realized gains	(0.18)	—	—
Total distributions	(0.79)	(0.14)	—
Net asset value, end of period	$13.78	$14.12	$10.25
Total Return(b)	3.64%	39.45%	2.50	% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$499,727	$118,606	$18,019
Ratio of net expenses to average net assets	1.24%	1.24%	1.24	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	1.46%	1.91%	4.21	% (d)
Ratio of net investment loss to average net assets	(0.26)%	(0.49)%	(0.39	)% (d)
Portfolio turnover rate(e)	158%	—%	15	% (c)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund - Investor Class
Consolidated Financial Highlights
(For a share outstanding during each period)

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$14.08	$10.23	$10.00
Investment operations:
Net investment loss	(0.26)	(0.08)	(0.02)
Net realized and unrealized gain on investments	0.67	4.05	0.25
Total from investment operations	0.41	3.97	0.23
Less distributions to shareholders from:
Net investment income	(0.60)	(0.12)	—
Net realized gains	(0.18)	—	—
Total distributions	(0.78)	(0.12)	—
Net asset value, end of period	$13.71	$14.08	$10.23
Total Return(b)	3.34%	39.16%	2.30	% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$44,095	$9,298	$1,356
Ratio of net expenses to average net assets	1.49%	1.49%	1.49	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	1.71%	2.16%	4.46	% (d)
Ratio of net investment loss to average net assets	(0.51)%	(0.75)%	(0.55	)% (d)
Portfolio turnover rate(e)	158%	—%	15	% (c)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements

October 31, 2022

NOTE 1. ORGANIZATION

Standpoint Multi-Asset Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on October 10, 2019. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended from time to time (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Standpoint Asset Management, LLC (the “Adviser”). The investment objective of the Fund is to seek positive absolute returns.

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The consolidated financial statements of the Fund include the Fund and its wholly-owned subsidiary, Standpoint Multi-Asset (Cayman) Fund, Ltd. (the “CFC”). The CFC commenced operations on January 8, 2020 and is incorporated in the Cayman Islands as an exempted company with limited liability.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2022, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three years tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Cash and Cash Equivalents – Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Consolidated Statement of Assets and Liabilities. The Fund maintains cash in the bank deposit accounts which, at times, may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. Amounts swept overnight are available on the next business day.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended October 31, 2022, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
Earnings
Paid-In Capital	(Deficit)
$701,643	$(701,643)

Consolidation of Subsidiary – Standpoint Multi-Asset (Cayman) Fund, Ltd. – The Consolidated Schedules of Investments and Futures Contracts of the Fund include the investments of the CFC, which is a wholly-owned and controlled foreign subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the NAV of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. As of October 31, 2022, the net assets of the CFC were $42,039,671, which represented 7.73% of the Fund’s net assets.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5, the Adviser as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$214,304,954	$—	$—	$214,304,954
U.S. Government & Agencies	—	150,362,490	—	150,362,490
Long Futures Contracts(a)	12,824,204	—	—	12,824,204
Total	$227,129,158	$150,362,490	$—	$377,491,648

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Short Futures Contracts(a)	$(16,210)	$—	$—	$(16,210)
Total	$(16,210)	$—	$—	$(16,210)

(a)	The amount shown represents the net unrealized appreciation/depreciation of the futures contracts.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Futures Contracts – The Fund may invest in futures contracts to hedge or manage risks associated with the Fund’s securities investments or to obtain market exposure in an effort to generate returns. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.

The following tables identify the location and fair value of derivative instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2022, and the effect of derivative instruments on the Consolidated Statement of Operations for the fiscal year ended October 31, 2022.

At October 31, 2022:

	Assets	Liabilities
	Unrealized	Unrealized
	Appreciation	Depreciation
	on Futures	on Futures
Contract Type/ Primary Risk Exposure	Contracts*	Contracts*
Equity Contracts	$169,490	$3,484,534
Foreign Exchange Contracts	1,640,832	5,975
Interest Rate Contracts	12,984,427	85,328
Commodity Contracts	2,017,673	428,591

*	Includes cumulative appreciation/(depreciation) on futures contracts, as reported in the Consolidated Schedule of Future Contracts. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the fiscal year ended October 31, 2022:

		Foreign
	Commodity	Exchange	Equity	Interest
Location	Contracts	Contracts	Contracts	Contracts	Total
Net realized gain (loss) on:
Futures contracts	$5,517,988	$9,950,087	$(5,112,053)	$19,169,461	$29,525,483

Net change in unrealized appreciation (depreciation) Futures contracts	(519,210)	1,143,618	(4,097,624)	12,831,728	9,358,512

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended October 31, 2022:

Average Ending
Monthly
Derivatives	Notional Value
Long futures contracts	$65,569,011
Short futures contracts	(325,446,366)

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2022:

Gross Amounts Not
Offset in Consolidated
Statement of Assets and
Liabilities
Net
Amounts
		Gross	of Assets
		Amounts	Presented
		Offset in	in
	Gross	Consolidated	Consolidated
	Amounts	Statement	Statement
	of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral		Net
	Assets	Liabilities	Liabilities	Instruments	Pledged		Amount
Variation Margin on Futures Contracts	$2,989,929	$(652,144)	$2,337,785	$—	$—	*	$—

*	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Consolidated Statement of Assets and Liabilities as Cash held at broker for futures contract transactions.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.24% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2022, before the waiver described below, the Adviser earned a fee of $3,986,118 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.24% of the Fund’s average daily net assets through February 28, 2023. For the fiscal year ended October 31, 2022, the Adviser waived fees of $707,778. At October 31, 2022, the Adviser was owed $410,732 from the Fund for management services.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of October 31, 2022, the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
October 31, 2023	$227,919
October 31, 2024	357,806
October 31, 2025	707,778

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chairman of the Board receives the highest

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Each Director for the CFC receives $750 annual compensation from the Fund.

The Trust, with respect to the Fund, has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay the Distributor, the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the fiscal year ended October 31, 2022, Investor Class shares’ 12b-1 Expenses incurred by the Fund were $72,139. The Fund owed $10,971 for Investor Class 12b-1 Expenses as of October 31, 2022.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2022, purchases and sales of investment securities, other than short-term investments, were $392,568,431 and $208,426,641, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2022.

NOTE 7. FEDERAL TAX INFORMATION

At October 31, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$982,587
Gross unrealized depreciation	(1,707,612)
Net unrealized depreciation on investments	$(725,025)
Tax cost of investments	$365,392,469

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

The tax character of distributions paid for the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$7,776,596	$314,149
Long-term capital gains	1,200,467	—
Total distributions paid	$8,977,063	$314,149

At October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	2,692,055
Undistributed long-term capital gains	11,155,058
Unrealized depreciation on investments and futures contracts	(213,588)
Total accumulated earnings	$13,633,525

NOTE 8. INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of October 31, 2022, the Fund had 39.41% of the value of its net assets invested in ETFs. The financial statements of these ETFs can be found at www.sec.gov.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. REGULATORY UPDATE

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund was required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently complying with Rule 18f-4.

Standpoint Multi-Asset Fund

Notes to the Consolidated Financial Statements (continued)

October 31, 2022

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure, other than as disclosed below.

On December 12, 2022, the Fund paid an income distribution of $0.0698 per share and a capital gain distribution of $0.2802 per share for the Institutional Class and an income distribution of $0.0436 per share and a capital gain distribution of $0.2802 per share for the Investor Class to shareholders of record on December 8, 2022.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Standpoint Multi-Asset Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments and futures contracts, of Standpoint Multi-Asset Fund (the “Fund”), a series of Unified Series Trust, as of October 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related consolidated notes, and the consolidated financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Chicago, Illinois

December 23, 2022

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s most recent Report, which was presented to the Board for consideration at its meeting held on August 16, 2022, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid	Annualized
	Account Value	Account Value	During	Expense
	May 1, 2022	October 31, 2022	Period(a)	Ratio
Standpoint Multi-Asset Fund
Institutional Class
Actual	$1,000.00	$990.70	$6.22	1.24%
Hypothetical(b)	$1,000.00	$1,018.95	$6.31	1.24%
Investor Class
Actual	$1,000.00	$989.20	$7.47	1.49%
Hypothetical(b)	$1,000.00	$1,017.69	$7.58	1.49%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 6% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2022 ordinary income dividends, 2% qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 2022, the Fund designated $1,200,467 as long-term capital gain distributions.

Shareholder Voting Results (Unaudited)

At a Special Shareholder Meeting at which a quorum was present, reconvened September 13, 2022, Fund shareholders of record as of the close of business on July 5, 2022 voted to approve the following proposal:

Proposal 1: To elect the following individuals to serve on the Board of Trustees of the Trust:

Freddie Jacobs Jr.

Catharine Barrow McGauley

Kenneth G.Y. Grant

Daniel J. Condon

Gary A. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

David R. Carson

		Shares Voted
	Shares Voted in	Against or	Shares Needed
Fund	Favor*	Abstain*	to Approve*
	11,995,649	3,297,148	Plurality
Standpoint Multi-Asset Fund	(78.44%)	(21.56%)	(greater than 50%)

*	as a percentage of the total voting securities of the Fund voted at the meeting at which a quorum was present.

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position	Principal Occupation During Past 5 Years
with Trust**, Term of Position with Trust	and Other Directorships
Daniel J. Condon(1950)
Chairman, May 2022 to present; Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current:Retired 2017 – present; Trustee, Peak Income Plus Fund (2022 – present).

Kenneth G.Y. Grant(1949) Chairman of the Governance & Nominating Committee, May 2022 to present; Chairman, January 2017 to May 2022; Independent Trustee, May 2008 to present	Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee, Peak Income Plus Fund (2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to November 15, 2022	Current:President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.

Stephen A. Little(1946) Independent Trustee, December 2002 to November 15, 2022; Chairman, December 2004 to December 2016	Current:President and founder of The Rose, Inc., a registered investment adviser, since 1993.

Ronald C. Tritschler (1952) Chairman of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present);Trustee, Peak Income Plus Fund (2022 – present).

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position	Principal Occupation During Past 5 Years
with Trust**, Term of Position with Trust	and Other Directorships
Catharine B. McGauley (1977) Independent Trustee, September 2022 to present	Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, since 2010; Investment Councilor of a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present); Trustee, Peak Income Plus Fund (2002 – present).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present	Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services (NRS) LLC, and its subsidiary Director, Global Trust Company (GTC), NRS is a transfer agent and fund administrator, GTC is a non-depository trust company sponsoring private investment product (2021– present); Trustee of Buckingham Browne & Nichols (BBN) (2018 – present); Member of the Finance Committee, BBN (2020 – present); Chairman Board of Directors of Crispus Attucks Fund (2020 – present); Board Member and Treasurer of New England Tennis Association (2017 – present); Board Member of Camp Harbor View (2020 – present); Trustee, Peak Income Plus Fund (2002 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2019).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 31 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position	Principal Occupation During Past 5 Years
with Trust, Term of Position with Trust	and Other Directorships
David R. Carson(1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020; Interested Trustee, Peak Income Plus Fund (2022 – present); Trustee, Mammoth Institutional Credit Access Fund (2022 – present); Trustee, Mammoth Institutional Equity Access Fund (2022 – present).

Martin R. Dean(1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.

Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current:Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019.

Previous:Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).

Elisabeth Dahl(1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current:Attorney, Ultimus Fund Solutions, LLC since March 2016.

Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.

Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Rev: August 2020

FACTS	WHAT DOES STANDPOINT MULTI-ASSET FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    account balances and account transactions

●    transaction or loss history and purchase history

●    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (866) 738-1128

Who we are
Who is providing this notice?	Standpoint Multi-Asset Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    buy securities from us or sell securities to us

●    make deposits or withdrawals from your account or provide account information

●    give us your account information

●    make a wire transfer

●    tell us who receives the money

●    tell us where to send the money

●    show your government-issued ID

●    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes— information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Standpoint Asset Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

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Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 738-1128 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (866) 738-1128 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED PUBLIC
Daniel J. Condon, Chairman	ACCOUNTING FIRM
David R. Carson	Cohen & Company, Ltd.
Kenneth G.Y. Grant	151 North Franklin Street, Suite 575
Freddie Jacobs, Jr.	Chicago, IL 60606
Catharine B. McGauley
Ronald C. Tritschler	LEGAL COUNSEL
Thompson Hine LLP
OFFICERS	312 Walnut Street, 20th Floor
Martin R. Dean, President	Cincinnati, OH 45202
Gweneth K. Gosselink,
Chief Compliance Officer	CUSTODIAN
Zachary P. Richmond,	U.S. Bank, N.A.
Treasurer and Chief Financial Officer	425 Walnut Street
Lynn E. Wood, Assistant Chief Compliance Officer	Cincinnati, OH 45202

INVESTMENT ADVISER	ADMINISTRATOR
Standpoint Asset Management, LLC	Ultimus Fund Solutions, LLC
4250 Drinkwater Blvd., Suite 300	225 Pictoria Drive, Suite 450
Scottsdale, AZ 85251	Cincinnati, OH 45246

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Standpoint-AR-22

(b)	Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)(1)       The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)       The audit committee financial expert is Freddie Jacobs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Standpoint Multi-Asset Fund:       FY 2022                $24,400

Standpoint Multi-Asset Fund:        FY 2021                $23,000

(b)	Audit-Related Fees

Standpoint Multi-Asset Fund:        FY 2022                $0

Standpoint Multi-Asset Fund:        FY 2021                $0

(c)	Tax Fees

Standpoint Multi-Asset Fund:        FY 2022                   $9,000

Standpoint Multi-Asset Fund:        FY 2021                   $9,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Standpoint Multi-Asset Fund:            FY 2022                  $0

Standpoint Multi-Asset Fund:            FY 2021                  $0

Nature of the fees: Transfer Agency system conversion testing

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                       Registrant                                  Adviser

           FY 2022                     $ 0                                        $ 0

FY 2021                      $ 0                                       $ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee member is Freddie Jacobs.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ Martin R. Dean
Martin R. Dean, President

Date	1/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Martin R. Dean
Martin R. Dean, President

Date	1/6/2023

By	/s/ Zachary P. Richmond;
Zachary P. Richmond, Treasurer

Date	1/6/2023